Summary of Significant Accounting Policies (Policies)	6 Months Ended
Jun. 30, 2021
Accounting Policies [Abstract]
Deferred Issuance Costs
Deferred Issuance Costs
The Company has deferred issuance costs consisting of legal, accounting and other fees and costs directly attributable to the transaction with LWAC. The deferred issuance costs will be offset against the proceeds received upon the consummation of the transaction. The deferred issuance costs were
 $2.2 million and zero as of June 30, 2021 and December 31, 2020, respectively. Deferred issuance costs were recorded under other long-term assets on the condensed balance sheets.

Grant Revenue
Grant Revenue
The Company’s grant revenues are derived from a grant with the Defense Advanced Research Projects Agency (“DARPA”) through the University of California, San Francisco (“UCSF”). The Company recognizes DARPA Grant revenue as reimbursable grant costs are incurred up to pre-approved
award limits within the budget period. The costs associated with these reimbursements are reflected as a component of research and development expense in the accompanying statements of operations. Billings in excess of receipts are included as a receivable recorded within prepaid expenses and other current assets on the balance sheets.

Income Taxes
Income Taxes
The Company accounts for income taxes under the asset and liability method, which requires the recognition of deferred tax assets and liabilities for the expected future tax consequences of events that have been included in the financial statements. Under this method, deferred tax assets and liabilities are determined on the basis of the differences between the financial statements and tax basis of assets and liabilities using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date.
The Company recognizes deferred tax assets to the extent that the Company believes these assets are more likely than not to be realized. In making such a determination, management considers all available positive and negative evidence, including future reversals of existing taxable temporary differences, projected future taxable income, tax-planning
strategies, and results of recent operations. If management determines that the Company would be able to realize its deferred tax assets in the future in excess of their recorded amount, management would make an adjustment to the deferred tax asset valuation allowance, which would reduce the provision for income taxes.
As of June 30, 2021 and December 31, 2020, the Company maintained valuation allowances against its deferred tax assets as the Company concluded it had not met the “more likely than not” to be realized threshold. Changes in the valuation allowance when they are recognized in the provision for income taxes may result in a change in the estimated annual effective tax rate.
The Company records uncertain tax positions on the basis of a two-step
process whereby (1) management determines whether it is more likely than not that the tax positions will be sustained on the basis of the technical merits of the position and (2) for those tax positions that meet the more likely than not recognition threshold, management recognizes the largest amount of tax benefit that is more than 50 percent likely to be realized upon ultimate settlement with the related tax authority. The Company recognizes interest and penalties related to unrecognized tax benefits within income tax expense. Any accrued interest and penalties are included within the related tax liability.

Net Income (Loss) Per Share
Net Income (Loss) Per Share
The Company computes net income (loss) per share in accordance with the FASB guidance for Earnings Per Share, which established standards regarding the computation of earnings per share by companies that have issued securities other than common stock that contractually entitle the holder to participate in earnings and dividends. The guidance requires earnings available to common shareholders for the period, after deduction of preferred stock preferences, to be allocated between the common and preferred shareholders based on their respective rights to receive dividends. The Company is not required to present basic and diluted net income per share for securities other than common stock; therefore, the net income (loss) per share amounts only pertain to the Company’s common stock.
Basic net income (loss) per share is calculated by dividing income (loss) allocable to common shareholders (net income after reduction for any required returns to preferred stock shareholders prior to paying dividends to the common shareholders, assuming current income for the period had been distributed) by the weighted-average number of common shares outstanding, during the period. The Company calculates diluted net income per share using the more dilutive of the 1) treasury stock method, if-converted
method, or contingently issuable share method, as applicable, or 2) the two-class
method.
The Company has used the treasury stock method to calculate diluted net income (loss) per share for the three and six months ended June 30, 2021, as the Company was in a net loss position, and used the two-class
method for the three and six months ended June 30, 2020, as the if-converted
method is anti-dilutive. Diluted net income per share for the three and six months ended June 30, 2020 also reflects the assumed conversion of options outstanding during the period using the treasury stock method, to the extent dilutive. Warrants were excluded from the calculation of diluted net income per share for the three and six months ended June 30, 2020 as their effect would be anti-dilutive.
The following table sets forth the computation of basic and diluted net income (loss) per share (in thousands, except share and per share data):

	Three Months Ended		Six Months Ended
	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Basic Net (Loss) Income per share
Net (loss) income	$(5,548)	$8,593	$(12,130)	$27,674
Less: income allocated to participating securities	—	(8,312)	—	(26,642)

Net (loss) income attributable to common shareholders	$(5,548)	$281	$(12,130)	$1,032

Weighted average common shares outstanding - basic	15,016,742	14,720,031	14,990,514	14,279,067

Net (loss) income per share - basic	$(0.37)	$0.02	$(0.81)	$0.07

Diluted Net (Loss) Income per share
Net (loss) income	$(5,548)	$8,593	$(12,130)	$27,674
Less: income allocated to participating securities	—	(8,071)	—	(25,976)

Net (loss) income attributable to common shareholders	$(5,548)	$522	$(12,130)	$1,698

Weighted average common shares outstanding - basic	15,016,742	14,720,031	14,990,514	14,279,067
Weighted average effect of dilutive stock options	—	13,836,636	—	9,985,024

Weighted average common shares outstanding - diluted	15,016,742	28,556,667	14,990,514	24,264,090

Net (loss) income per share - diluted	$(0.37)	$0.02	$(0.81)	$0.07

Potentially dilutive securities as of June 30, 2021 and 2020 are as follows (in common stock equivalent shares):

	As of June 30,
	2021	2020

Series A Convertible Preferred Stock	119,744,594	119,744,594
Series B Convertible Preferred Stock	105,154,241	105,154,241
Series C Convertible Preferred Stock	69,737,402	69,737,402
Series C Convertible Preferred Stock Warrants	1,118,677	729,572
Stock Options Outstanding	40,194,581	825,000

Total	335,949,495	296,190,809